CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim Solar ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

Effective immediately, the Prospectus is amended as follows:

In the subsection titled “MAC Global Solar Energy Index” in the “Additional Information about the Funds’ Principal Investment Strategies and Principal Investment Risks-Index Construction” section of the Prospectus, the first numbered paragraph is hereby deleted and replaced with the following:

1. The weighting of Index constituents on the rebalancing and reconstitution date is determined as follows:

a.
The full market capitalization for each security is multiplied by its Exposure Factor of either 1.0 and 0.5, meaning the market capitalization for the securities in the Pure-Play Group is taken at full value and for the Medium-Play Group is reduced by one half.

b.	The resulting adjusted market capitalizations are used to create a standard market capitalization weighted index with raw weighting factors.

c.
If necessary, the raw weighting factors are modified through a weighting-gap rebalancing algorithm to ensure that, at the time of rebalancing and reconstitution, no security in the Index has an individual weighting greater than 10% and that the aggregate weighting of securities in the Index with individual weightings of more than 4.5% is no more than 45.0% of the total Index. The weighting-gap rebalancing algorithm progressively reduces the weighting gap between adjacent securities, as ranked by their raw weighting factors, on a proportional basis, until the weighting parameters specified above are met.

Claymore Exchange-Traded Fund Trust 2
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

September 18, 2015                                         TAN-PRO-SUP